Brinson
S&P 500 Index Fund









                          ---------------------------

                                   PROSPECTUS

                                NOVEMBER 5, 2001

                          ---------------------------




This prospectus offers Class A, Class C and Class Y shares of Brinson S&P 500 Index Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

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                           Brinson S&P 500 Index Fund


                                    Contents

                                    The Fund

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
What every investor          3           Investment Objective, Strategies and Risks
should know about
the fund                     4           Performance
                             5           Expenses and Fee Tables
                             6           More About Risks and Investment Strategies

                                Your Investment

     ------------------------------------------------------------------------------
Information for              7           Managing Your Fund Account
managing your fund                       --Flexible Pricing
account                                  --Buying Shares
                                         --Selling Shares
                                         --Exchanging Shares
                                         --Transfer Agent
                                         --Pricing and Valuation

                             Additional Information

     ------------------------------------------------------------------------------
Additional important        13           Management
information about
the fund                    14           Dividends and Taxes
                            16           Financial Highlights
     ------------------------------------------------------------------------------
Where to learn more                      Back Cover
about Brinson
mutual funds

                             The fund is not a
                             complete or balanced
                             investment program.


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                               Prospectus Page 2
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                           Brinson S&P 500 Index Fund


                           Brinson S&P 500 Index Fund

                   Investment Objective, Strategies and Risks

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FUND OBJECTIVE

To replicate the total return of the S&P 500 Index, before fees and expenses.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks issued by companies in the Standard & Poor's 500 Composite Stock Price Index. The fund ordinarily invests in at least 450 stocks that are represented in the Index in proportion to their weighting in the Index. The fund may invest, to a lesser extent, in related derivatives, such as options and futures contracts, that simulate investment in the Index.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S common stocks but do not necessarily represent the largest companies. S&P selects the component stocks included in the Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. Each stock in the Index is weighted by its total market value relative to the total market value of all securities in the Index. The S&P 500 Index may include U.S. dollar denominated foreign securities.

The fund's investment advisor, Brinson Advisors, Inc., uses a "passive" investment approach in attempting to replicate the investment performance of the S&P 500 Index. Brinson Advisors does not attempt to "beat" the market by actively buying and selling stocks, some of which may not be included in the S&P 500 Index. Brinson Advisors may (but is not required to) use options and futures and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for fund management purposes. Brinson Advisors also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Brinson Advisors.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

 . Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 . Index Tracking Risk -- While the fund attempts to replicate the investment results of the Index, the fund's investment results generally will not be identical to those of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

 . Derivatives Risk -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

 . Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Also, the fund is subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

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                               Prospectus Page 3
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                           Brinson S&P 500 Index Fund



                                  Performance

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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus gives some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class Y shares because they have the longest performance history of any class of fund shares. Unlike the other classes of shares, Class Y shares have no sales charges.

The table that follows the chart shows the average annual returns for each class of the fund's shares for the 2000 calendar year and since inception. That table does reflect fund sales charges. The table compares fund returns to returns on the S&P 500 Index, a broad-based market index that is unmanaged and that, therefore, does not include any expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.
TOTAL RETURN ON CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                              [PERFORMANCE GRAPH]

1998 - 27.93%
1999 - 20.37%
2000 - (-9.6%)


 Total return January 1 to September 30, 2001 -- (20.47)%

 Best quarter during years shown: 4th quarter 1998--20.87%
 Worst quarter during years shown: 3rd quarter 1998--(10.00)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

CLASS                                     CLASS A    CLASS C    CLASS Y   S&P 500
(INCEPTION DATE)                         (10/2/98)  (10/7/98)  (12/31/97)  INDEX
----------------                         ---------  ---------  ---------- -------
One Year................................  (12.00)%   (12.19)%    (9.60)%   (9.10)%
Life of Class...........................   12.98      13.07      11.64       *

-------
* Average annual total returns for the S&P 500 Index for the life of each class were as follows:
  Class A--13.68%; Class C--13.68%; Class Y--12.26%.

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                               Prospectus Page 4
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                           Brinson S&P 500 Index Fund



                            Expenses and Fee Tables

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FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment at the time of a purchase or sale)

                                                        CLASS A CLASS C CLASS Y
                                                        ------- ------- -------
Maximum Sales Charge (Load) (as a % of offering
 price)................................................   2.5%      2%   None
 Maximum Front-end Sales Charge (Load) Imposed on
  Purchases (as a % of offering price).................   2.5%      1%   None
 Maximum Deferred Sales Charge
  (Load)(as a % of offering price).....................  None       1%   None
Exchange Fee...........................................  None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                        CLASS A CLASS C CLASS Y
                                                        ------- ------- -------
Management Fees........................................  0.20%   0.20%   0.20%
Distribution and/or Service (12b-1) Fees...............  0.25    1.00    0.00
Other Expenses.........................................  0.30    0.34    0.36
                                                         ----    ----    ----
Total Annual Fund Operating Expenses...................  0.75%   1.54%   0.56%
                                                         ====    ====    ====
Expense Reimbursements*................................  0.15    0.19    0.21
                                                         ----    ----    ----
Net Expenses*..........................................  0.60%   1.35%   0.35%
                                                         ====    ====    ====

-------
* The fund and Brinson Advisors have entered into a written expense reimbursement agreement. Brinson Advisors is contractually obligated to reimburse the fund to the extent that the fund's expenses through September 30, 2002 otherwise would exceed the "Net Expenses" rate for each class as shown above. The fund has agreed to repay Brinson Advisors for those reimbursed expenses to the extent that it can do so over the following three years without causing the fund's expenses in any of those three years to exceed those "Net Expenses" rates.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Brinson Advisors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1                     10
                                                   YEAR 3 YEARS 5 YEARS YEARS
                                                   ---- ------- ------- ------
Class A........................................... $310  $469    $642   $1,143
Class C (assuming sale of all shares at end of
 period)..........................................  336   563     913    1,900
Class C (assuming no sale of shares)..............  236   563     913    1,900
Class Y...........................................   36   158     292      681


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                               Prospectus Page 5
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                           Brinson S&P 500 Index Fund



                   More About Risks and Investment Strategies

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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Index Tracking Risk. The fund expects a close correlation between its performance and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

Derivatives Risk. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Derivatives include options and futures contracts that may be used to simulate full investment in the S&P 500 Index.

Foreign Investing Risk. The S&P 500 Index includes some U.S. dollar denominated foreign securities. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are risks relating to changes in currency valuations and differences between U.S. and foreign regulatory requirements and market practices.

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                               Prospectus Page 6
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                           Brinson S&P 500 Index Fund



                           Managing Your Fund Account

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FLEXIBLE PRICING

The fund offers three classes of shares--Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A and Class C shares that allows it to pay service and (for Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales Charge Waivers for Class A and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                          SALES CHARGE AS A PERCENTAGE OF:  REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------     -------------- ------------------- ----------------------------------
Less than $100,000......      2.50%            2.56%                       2.25%
$100,000 to $249,999....      2.00             2.04                        1.75
$250,000 to $499,999....      1.50             1.52                        1.25
$500,000 to $999,999....      1.00             1.01                        0.75
$1,000,000 to
 $49,999,999 (1)........      None             None                        0.50
$50 million and over
 (1)....................      None             None                        0.25

-------
(1) A deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Automatic Cash Withdrawal Plan are not subject to this charge.

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                               Prospectus Page 7
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                          Brinson S&P 500 Index Fund

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.

SALES CHARGE AS A PERCENTAGE
             OF                 REALLOWANCE TO
----------------------------  SELECTED DEALERS AS
OFFERING                         PERCENTAGE OF
 PRICE    NET AMOUNT INVESTED   OFFERING PRICE
--------  ------------------- -------------------
1.00%            1.01%               1.00%

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A AND CLASS C SHARES

Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which Brinson Advisors or any of its affiliates serve as principal underwriter if you:

 .  Originally paid a front-end sales charge on the shares; and

 .  Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which Brinson Advisors or any of its affiliates serve as principal underwriter.

3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with Brinson Advisors (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with Brinson Advisors (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7. Insurance company separate accounts.

8. Shareholders of the Class N shares of any Brinson fund who held such shares at the time they were redesignated as Class A shares.

9. Reinvestment of capital gains distributions and dividends.

10. College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Brinson Advisors or any of its affiliates to perform advisory or administrative services.

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

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                               Prospectus Page 8
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                           Brinson S&P 500 Index Fund


 .  you were the Financial Advisor's client at the competing brokerage firm;

 . within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

 . you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class C Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

 .  you were the Financial Advisor's client at the competing brokerage firm;

 . within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

 . you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A and Class C Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:

 .  Redemptions of Class A shares by former holders of Class N shares;

 . Exchanges between funds for which Brinson Advisors or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

 . Redemptions following the death or disability of the shareholder or beneficial owner;

 .  Tax-free returns of excess contributions from employee benefit plans;

 . Distributions from employee benefit plans, including those due to plan termination or plan transfer;

 . Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

  .  are limited annually to no more than 12% of the original account value;

  .  are made in equal monthly amounts, not to exceed 1% per month;

  . the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

 .  Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned ("Family Funds" include other Brinson funds, PACESM Select funds and other funds for which Brinson Advisors or any of its affiliates serve as principal underwriter). To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide Brinson Advisors with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to Brinson Advisors or the fund. For

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                               Prospectus Page 9
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                           Brinson S&P 500 Index Fund

more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following investors are eligible to purchase Class Y shares:

 . Shareholders of the Class I shares of any Brinson fund who held such shares as of the date the shares were redesignated Class Y shares;

 . Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

 . Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

 . Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

 . Other investors as approved by the fund's Board;

 . Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio; and

 . Shareholders who owned Class Y shares of a fund through the PACE Multi
  Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program.

BUYING SHARES

You can buy fund shares through your investment professional at a broker-dealer or other financial institution with which Brinson Advisors has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

 . Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with Brinson Advisors);

 .  Buying shares through the transfer agent as described below; or

 .  Opening an account by exchanging shares from another Family Fund.

The fund and Brinson Advisors reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

 To open an account...................................................... $1,000
 To add to an account.................................................... $  100

The fund may waive or reduce these amounts for:

 .  Employees of Brinson Advisors or its affiliates; or

 . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plan.

Market Timers. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Brinson Advisors believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Brinson Advisors and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Brinson Advisors believes to be a market timer.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

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                               Prospectus Page 10
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                           Brinson S&P 500 Index Fund


It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A or Class C shares of the fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

 . Your name and address;

 . Your account number;

 . The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

 . The dollar amount or number of shares you want to sell and/or exchange; and

 . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

 PFPC Inc.
 Attn.: Brinson Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

You do not have to complete an application when you make additional investments in the same fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the

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                               Prospectus Page 11

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                              -------------------
                           Brinson S&P 500 Index Fund

fund accepts your order. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

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                               Prospectus Page 12

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                              -------------------
                           Brinson S&P 500 Index Fund


                                   Management

--------------------------------------------------------------------------------
INVESTMENT ADVISOR

Brinson Advisors, Inc. is the fund's investment advisor and administrator. Brinson Advisors is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On September 30, 2001, Brinson Advisors was the investment advisor, sub-advisor or manager of 24 investment companies with 58 separate portfolios and aggregate assets of approximately $66.3 billion.

PORTFOLIO MANAGERS

T. Kirkham Barneby and Frank Vallario are responsible for the day-to-day management of the fund's portfolio.

Mr. Barneby assumed his responsibilities for the fund at its inception on December 31, 1997. He is a managing director and chief investment officer of quantitative investments of Brinson Advisors since 1994.

Mr. Vallario assumed his responsibilities for the fund on September 30, 1999. He is an executive director of Brinson Advisors and a member of its quantitative investments group since March 1996.

ADVISORY FEES

The contractual rate for the fund's advisory fees to Brinson Advisors is 0.20% of the fund's average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits the board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

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                               Prospectus Page 13

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                              -------------------
                           Brinson S&P 500 Index Fund


                              Dividends and Taxes

--------------------------------------------------------------------------------
DIVIDENDS

The fund normally declares and pays dividends annually.

Classes with higher expenses are expected to have lower dividends. For example, Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your investment professional if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will consist primarily of capital gain distributions. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.


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                               Prospectus Page 14
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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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                               Prospectus Page 15

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                              -------------------
                           Brinson S&P 500 Index Fund



                              Financial Highlights

--------------------------------------------------------------------------------


The following financial highlights        This information in the financial
table is intended to help you             highlights has been audited by Ernst
understand the fund's financial           & Young LLP, independent auditors,
performance for the life of each          whose report, along with the fund's
class. Certain information reflects       financial statements, is included in
financial results for a single fund       the fund's Annual Report to
share. In the tables, "total              Shareholders. The Annual Report may
investment return" represents the         be obtained without charge by
rate that an investor would have          calling 1-800-647-1568.
earned (or lost) on an investment in
the fund (assuming reinvestment of
all dividends).

                                                          CLASS A
                                               ---------------------------------
                                                   FOR THE
                                                 YEARS ENDED      FOR THE PERIOD
                                                   MAY 31,          OCTOBER 2,
                                               -----------------  1998+ THROUGH
                                                2001      2000     MAY 31, 1999
                                               -------   -------  --------------
Net asset value, beginning of period.........  $ 17.74   $ 16.72     $ 12.83
                                               -------   -------     -------
Net investment income (loss).................     0.10*     0.12*       0.08*
Net realized and unrealized gains (losses)
 from investment and futures transactions....    (2.02)*    1.49*       4.03*
                                               -------   -------     -------
Net increase (decrease) from investment
 operations..................................    (1.92)     1.61        4.11
                                               -------   -------     -------
Dividends from net investment income.........    (0.08)    (0.10)      (0.12)
Distributions from net realized gains from
 investment transactions.....................    (0.84)    (0.49)      (0.10)
                                               -------   -------     -------
Total dividends and distributions to
 shareholders................................    (0.92)    (0.59)      (0.22)
                                               -------   -------     -------
Net asset value, end of period...............  $ 14.90   $ 17.74     $ 16.72
                                               =======   =======     =======
Total investment return (1)..................   (11.12)%    9.67%      32.23%
                                               =======   =======     =======
Ratios/Supplemental data:
Net assets, end of period (000's)............  $34,036   $33,409     $18,920
Expenses to average net assets net of waivers
 and reimbursements from advisor.............     0.60%     0.60%       0.60%**
Expenses to average net assets before waivers
 and reimbursements from advisor.............     0.75%     0.94%       1.52%**
Net investment income (loss) to average net
 assets net of waivers and reimbursements
 from advisor................................     0.56%     0.69%       0.87%**
Net investment income (loss) to average net
 assets before waivers and reimbursements
 from advisor................................     0.41%     0.35%      (0.06)%**
Portfolio turnover rate......................       32%        5%         62%

-------
* Calculated using average daily shares outstanding for the period.
** Annualized.
+ Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees;
    results would be lower if they were included. Total investment return for periods of less than one year -----------has not been annualized.
--------------------------------------------------------------------------------

                               Prospectus Page 16

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                              -------------------
                           Brinson S&P 500 Index Fund



                              Financial Highlights

--------------------------------------------------------------------------------

           CLASS C                                 CLASS Y
----------------------------------  -----------------------------------------
    FOR THE                                FOR THE
  YEARS ENDED       FOR THE PERIOD       YEARS ENDED           FOR THE PERIOD
    MAY 31,           OCTOBER 7,           MAY 31,              DECEMBER 31,
-----------------   1998+ THROUGH   -------------------------  1997+ THROUGH
 2001      2000      MAY 31, 1999    2001      2000     1999    MAY 31, 1998
-------   -------   --------------  -------   -------  ------  --------------
$ 17.61   $ 16.64      $ 12.80      $ 17.76   $ 16.74  $14.12     $ 12.50
-------   -------      -------      -------   -------  ------     -------
  (0.03)*   (0.01)*       0.02*        0.13*     0.17*   0.16*       0.06
  (2.00)*    1.49*        4.02*       (2.01)*    1.47*   2.68*       1.56
-------   -------      -------      -------   -------  ------     -------
  (2.03)     1.48         4.04        (1.88)     1.64    2.84        1.62
-------   -------      -------      -------   -------  ------     -------
    --      (0.02)       (0.10)       (0.10)    (0.13)  (0.12)        --
  (0.84)    (0.49)       (0.10)       (0.84)    (0.49)  (0.10)        --
-------   -------      -------      -------   -------  ------     -------
  (0.84)    (0.51)       (0.20)       (0.94)    (0.62)  (0.22)        --
-------   -------      -------      -------   -------  ------     -------
$ 14.74   $ 17.61      $ 16.64      $ 14.94   $ 17.76  $16.74     $ 14.12
=======   =======      =======      =======   =======  ======     =======
 (11.81)%    8.89%       31.77%      (10.86)%    9.86%  20.30%      12.96%
=======   =======      =======      =======   =======  ======     =======
$42,544   $42,478      $23,813      $ 8,162   $20,112  $6,480     $12,892
   1.35%     1.35%        1.35%**      0.35%     0.35%   0.35%       0.35%**
   1.54%     1.70%        2.24%**      0.56%     0.69%   1.29%       2.22%**
  (0.17)%   (0.06)%       0.17%**      0.78%     0.92%   1.12%       1.41%**
  (0.36)%   (0.41)%      (0.73)%**     0.57%     0.58%   0.18%      (0.46)%**
     32%        5%          62%          32%        5%     62%          1%

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                               Prospectus Page 17

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                              -------------------
                           Brinson S&P 500 Index Fund

TICKER SYMBOL:  S&P 500 Index Fund Class: A: PSPIX
                                          C: PWSPX
                                          Y: PSPYX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your investment professional. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

 . For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 . Free from the EDGAR Database on the SEC's Internet website at http://www.sec.gov.


Brinson Index Trust
--Brinson S&P 500 Index Fund
Investment Company Act File No. 811-08229

(C) 2001 Brinson Advisors, Inc. All rights reserved.

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